Exhibit 10.2

FIRST AMENDMENT TO SEPARATION AND CONSULTING AGREEMENT

This First Amendment to the Separation and Consulting Agreement (the “Amendment”) is entered into as of May 21, 2021 among Chase C. Leavitt (“Consultant”) and Lineage Cell Therapeutics, Inc., (“Lineage”) (collectively, the “Parties”).

WHEREAS, the parties have previously entered into that certain Separation and Consulting Agreement, dated March 29, 2021 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement in accordance with the Amendment.

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants herein and for good and valuable consideration, the Parties agree as follows:

1.	Section 3(a) of the Agreement is deleted in its entirety and replaced with the following:

(a) Consulting Period. The Consulting Relationship will be deemed to have commenced on the Separation Date and will continue on a month-to-month basis until terminated pursuant to Section 3(h) below (the “Consulting Period”).

2.	Capitalized terms used herein have the same meaning as given them in the Agreement.

3.	Other than as amended herein, the Agreement remains in full force and effect.

[Signatures Found on Following Page]

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IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date first above written.

LINEAGE CELL THERAPEUTICS, INC.		CONSULTANT

By:	/s/ Brian M. Culley	By:	/s/ Chase C. Leavitt
Name:	Brian Culley	Name:	Chase C. Leavitt
Title:	CEO	Title:	Individual
Date:	5/20/2021	Date:	5/19/2021

Separation and Consulting Agmt Leavitt, C - LCTX 20210329 Amd1 20210521

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